                               UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

                      Pursuant to Section 13 of the

                     Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2000

                    Sears Credit Account Master Trust II

            (Exact name of registrant as specified in charter)

     Illinois                     0-24776              Not Applicable

     (State of                   (Commission           (IRS Employer

     Organization)               File Number)          Identification No.)

c/o SRFG, Inc.

3711 Kennett Pike

Greenville, Delaware                               19807

(Address of principal executive offices)         (Zip Code)

Registrant's Telephone Number, including area code: (302) 434-3176

Former name, former address and former fiscal year, if changed since last report:  Not Applicable

Item 5.     Other Events

      On January 18, 2000, Registrant made available the Monthly Investor

Certificateholders' Statements set forth as Exhibits 20(a) through 20(n).

Item 7.     Financial Statements and Exhibits

  20(a).    Series 1994-1 Monthly Investor Certificateholders' Statement

            related to the distribution of January 18, 2000 and reflecting the performance of the Trust during the Due Period ended in December

            1999, which will accompany the distribution on January 18, 2000.

  20(b).    Series 1995-2 Monthly Investor Certificateholders' Statement

            related to the distribution of January 18, 2000 and reflecting the performance of the Trust during the Due Period ended in December

            1999, which will accompany the distribution on January 18, 2000.

  20(c).    Series 1995-3 Monthly Investor Certificateholders' Statement

            related to the distribution of January 18, 2000 and reflecting the performance of the Trust during the Due Period ended in December

            1999, which will accompany the distribution on January 18, 2000.

  20(d).    Series 1995-5 Monthly Investor Certificateholders' Statement

            related to the distribution of January 18, 2000 and reflecting the performance of the Trust during the Due Period ended in December

            1999, which will accompany the distribution on January 18, 2000.

  20(e).    Series 1996-1 Monthly Investor Certificateholders' Statement

            related to the distribution of January 18, 2000 and reflecting the performance of the Trust during the Due Period ended in December

            1999, which will accompany the distribution on January 18, 2000.

  20(f).    Series 1996-2 Monthly Investor Certificateholders' Statement

            related to the distribution of January 18, 2000 and reflecting the performance of the Trust during the Due Period ended in December

            1999, which will accompany the distribution on January 18, 2000.

  20(g).    Series 1996-3 Monthly Investor Certificateholders' Statement

            related to the distribution of January 18, 2000 and reflecting the performance of the Trust during the Due Period ended in December

            1999, which will accompany the distribution on January 18, 2000.

  20(h).    Series 1996-4 Monthly Investor Certificateholders' Statement

            related to the distribution of January 18, 2000 and reflecting the performance of the Trust during the Due Period ended in December

            1999, which will accompany the distribution on January 18, 2000.

  20(i).    Series 1997-1 Monthly Investor Certificateholders' Statement

            related to the distribution of January 18, 2000 and reflecting the performance of the Trust during the Due Period ended in December

            1999, which will accompany the distribution on January 18, 2000.

  20(j).    Series 1998-1 Monthly Investor Certificateholders' Statement

            related to the distribution of January 18, 2000 and reflecting the performance of the Trust during the Due Period ended in December

            1999, which will accompany the distribution on January 18, 2000.

  20(k).    Series 1998-2 Monthly Investor Certificaterholders' Statement

            related to the distribution of January 18, 2000 and reflecting the performance of the Trust during the Due Period ended in December

            1999, which will accompany the distribution on January 18, 2000.

  20(l).    Series 1999-1 Monthly Investor Certificaterholders' Statement

            related to the distribution of January 18, 2000 and reflecting the performance of the Trust during the Due Period ended in December

            1999, which will accompany the distribution on January 18, 2000.

  20(m).    Series 1999-2 Monthly Investor Certificaterholders' Statement

            related to the distribution of January 18, 2000 and reflecting the performance of the Trust during the Due Period ended in December

            1999, which will accompany the distribution on January 18, 2000.

  20(n).    Series 1999-3 Monthly Investor Certificaterholders' Statement

            related to the distribution of January 18, 2000 and reflecting the performance of the Trust during the Due Period ended in December

            1999, which will accompany the distribution on January 18, 2000.

                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         Sears Credit Account Master Trust II

                                         (Registrant)

                                          By:   SRFG, Inc.

                                          (Originator of the Trust)

                                   By: /s/Donald J. Woytek

          Donald J. Woytek

          Vice President, Administration

 Date: January 18, 2000

                                EXHIBIT INDEX

Exhibit No.

  20(a).    Series 1994-1 Monthly Investor Certificateholders' Statement

           (January 18, 2000)

  20(b).    Series 1995-2 Monthly Investor Certificateholders' Statement

            (January 18, 2000)

  20(c).    Series 1995-3 Monthly Investor Certificateholders' Statement

            (January 18, 2000)

  20(d).    Series 1995-5 Monthly Investor Certificateholders' Statement

            (January 18, 2000)

  20(e).    Series 1996-1 Monthly Investor Certificateholders' Statement

            (January 18, 2000)

  20(f).    Series 1996-2 Monthly Investor Certificateholders' Statement

            (January 18, 2000)

  20(g).    Series 1996-3 Monthly Investor Certificateholders' Statement

            (January  18, 2000)

  20(h).    Series 1996-4 Monthly Investor Certificateholders' Statement

            (January 18, 2000)

  20(i).    Series 1997-1 Monthly Investor Certificateholders' Statement

            (January 18, 2000)

  20(j).    Series 1998-1 Monthly Investor Certificateholders' Statement

            (January 18, 2000)

  20(k).    Series 1998-2 Monthly Investor Certificateholders' Statement

            (January 18, 2000)

  20(l).    Series 1999-1 Monthly Investor Certificateholders' Statement

            (January 18, 2000)

  20(m).    Series 1999-2 Monthly Investor Certificateholders' Statement

            (January 18, 2000)

  20(n).    Series 1999-3 Monthly Investor Certificateholders' Statement

            (January 18, 2000)